UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K/A
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2013

KBS LEGACY PARTNERS APARTMENT REIT, INC.
(Exact Name of Registrant as Specified in Its Charter)
______________________________________________________

Maryland	000-54673	27-0668930
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	I.R.S. Employer Identification No.

620 Newport Center Drive, Suite 1300
Newport Beach, California 92660
(Address of principal executive offices)

Registrant's telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
On June 10, 2013, KBS Legacy Partners Apartment REIT, Inc. (the “Company”) filed a Current Report on Form 8-K dated June 7, 2013 with regard to the acquisition of a 305-unit apartment complex encompassing 303,131 rentable square feet located in Greenville, South Carolina (“Millennium Apartment Homes”). The Company hereby amends the Form 8-K dated June 7, 2013 to provide the required financial information related to its acquisition of Millennium Apartment Homes.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired

Millennium Apartment Homes

	Report of Independent Auditors	F-1
	Statements of Revenues Over Certain Operating Expenses for the Three Months Ended March 31, 2013 (unaudited) and the Year Ended December 31, 2012	F-2
	Notes to the Statements of Revenues Over Certain Operating Expenses for the Three Months Ended March 31, 2013 (unaudited) and the Year Ended December 31, 2012	F-3

(b)	Pro Forma Financial Information

KBS Legacy Partners Apartment REIT, Inc.

	Summary of Unaudited Pro Forma Financial Statements	F-5
	Unaudited Pro Forma Balance Sheet as of March 31, 2013	F-6
	Unaudited Pro Forma Statement of Operations for the Three Months Ended March 31, 2013	F-8
	Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2012	F-10

1

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS LEGACY PARTNERS APARTMENT REIT, INC.

Dated: July 10, 2013	BY:	/s/ DAVID E. SNYDER
David E. Snyder
Chief Financial Officer, Treasurer and Secretary

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of
KBS Legacy Partners Apartment REIT, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of Millennium Apartment Homes for the year ended December 31, 2012, and the related notes to the financial statement.
Management's Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of the statement of revenues over certain operating expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues over certain operating expenses that are free of material misstatement, whether due to fraud or error.
Auditor's Responsibility
Our responsibility is to express an opinion on the statement of revenues over certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues over certain operating expenses. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the statement of revenues over certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the statement of revenues over certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses as described in Note 2 for the year ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.
Basis of Accounting
As described in Note 2 to the financial statement, the statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of Millennium Apartment Homes’ revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Ernst & Young LLP

Irvine, California
July 10, 2013

MILLENNIUM APARTMENT HOMES
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
(in thousands)

	Three Months Ended March 31, 2013	Year Ended December 31, 2012
	(unaudited)
Revenues:
Rental income	$785	$2,964
Other income	76	325
Total revenues	861	3,289
Expenses:
Real estate taxes and insurance	110	444
Salaries and wages	78	316
General and administrative	70	277
Repairs and maintenance	46	181
Utilities	34	146
Total expenses	338	1,364
Revenues over certain operating expenses	$523	$1,925
See accompanying notes.

MILLENNIUM APARTMENT HOMES
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Three Months Ended March 31, 2013 (unaudited)
and the Year Ended December 31, 2012

1.	DESCRIPTION OF REAL ESTATE PROPERTY
On June 7, 2013, KBS Legacy Partners Apartment REIT, Inc. (“KBS Legacy Partners REIT”), through an indirect wholly owned subsidiary, KBS Legacy Partners Millennium LLC, purchased a 305-unit apartment complex (“Millennium Apartment Homes”) from Millennium Property LL, LLC (the “Seller”). The Seller is not affiliated with KBS Legacy Partners REIT or its advisors. Millennium Apartment Homes is located in Greenville, South Carolina on approximately 32.9 acres of land. The purchase price of Millennium Apartment Homes was $33.6 million plus closing costs of $0.4 million.
KBS Legacy Partners REIT is a Maryland corporation formed to invest in and manage a diverse portfolio of high quality apartment communities located throughout the United States.

2.	BASIS OF PRESENTATION
The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
Millennium Apartment Homes is not a legal entity and the accompanying statement of revenues over certain operating expenses is not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses KBS Legacy Partners REIT expects to incur in the future operations of Millennium Apartment Homes. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of Millennium Apartment Homes.
The accompanying unaudited statement of revenues over certain operating expenses for the three months ended March 31, 2013 has been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information as contained within the Financial Accounting Standards Board Accounting Standards Codification and the rules and regulations of the SEC, including the instructions to Form 8-K and Article 3-14 of Regulation S-X. Accordingly, the unaudited statement of revenues over certain operating expenses does not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management, the statement of revenues over certain operating expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the three months ended March 31, 2013 are not necessarily indicative of the results that may be expected for the year ending December 31, 2013.
An audited statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) Millennium Apartment Homes was acquired from an unaffiliated party and (ii) based on due diligence of Millennium Apartment Homes by KBS Legacy Partners REIT, management is not aware of any material factors relating to Millennium Apartment Homes that would cause this financial information not to be indicative of future operating results.
Square footage, acreage, occupancy and other measures used to describe real estate included in these notes to the statement of revenues over certain operating expenses are presented on an unaudited basis.

3.	SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
Millennium Apartment Homes leases multifamily residential apartments under operating leases generally with terms of one year or less. Rental revenue, net of concessions, is recognized on a straight-line basis over the terms of the leases. Other income consists of charges billed to tenants for utilities, carport and garage rental, administrative, application and other fees and are recognized when earned.
Use of Estimates
The preparation of financial statements, as described in Note 2 and in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

MILLENNIUM APARTMENT HOMES
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Three Months Ended March 31, 2013 (unaudited)
and the Year Ended December 31, 2012

4.	COMMITMENTS AND CONTINGENCIES
Legal Matters
From time to time, Millennium Apartment Homes may become party to legal proceedings that arise in the ordinary course of its business. Management is not aware of any legal proceedings of which the outcome is probable or reasonably possible to have a material adverse effect on its financial condition or results of operations for the periods presented.
Environmental
Management is not aware of any material environmental liabilities relating to Millennium Apartment Homes that could have a material adverse effect on its financial condition or results of operations. However, changes in applicable environmental laws and regulations or other environmental conditions with respect to Millennium Apartment Homes could result in future environmental liabilities.

5.	SUBSEQUENT EVENTS
KBS Legacy Partners REIT evaluates subsequent events up until the date the financial statements are issued. The accompanying statements of revenues over certain operating expenses were issued on July 10, 2013.

KBS LEGACY PARTNERS APARTMENT REIT, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following pro forma information should be read in conjunction with the consolidated balance sheet of KBS Legacy Partners Apartment REIT, Inc. (“KBS Legacy Partners REIT”) as of December 31, 2012 and March 31, 2013, the related consolidated statement of operations, stockholders' equity, cash flows for the year ended December 31, 2012 and for the three months ended March 31, 2013, and the notes thereto. The consolidated financial statements of KBS Legacy Partners REIT as of and for the year ended December 31, 2012 and the consolidated financial statements as of and for the three months ended March 31, 2013 have been included in KBS Legacy Partners REIT's prior filings with the SEC. In addition, this pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and the notes thereto of Watertower Apartments and Crystal Park at Waterford, which have been included in KBS Legacy Partners REIT's prior filings with the SEC, and the statements of revenues over certain operating expenses and the notes thereto of Millennium Apartment Homes, which are included herein.
The following unaudited pro forma balance sheet as of March 31, 2013 has been prepared to give effect to the acquisition of Crystal Park at Waterford and Millennium Apartment Homes as if the acquisitions occurred on March 31, 2013. The acquisition of Watertower Apartments is included in KBS Legacy Partners REIT's historical balance sheet as of March 31, 2013.
The following unaudited pro forma statement of operations for the three months ended March 31, 2013 and for the year ended December 31, 2012 have been prepared to give effect to the acquisitions of (i) Watertower Apartments acquired on January 15, 2013, (ii) Crystal Park at Waterford acquired on May 8, 2013, and (iii) Millennium Apartment Homes acquired on June 7, 2013 as if these acquisitions occurred on January 1, 2012.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of Watertower Apartments, Crystal Park at Waterford and Millennium Apartment Homes been consummated as of the dates indicated. The audited statement of revenues over certain operating expenses of Watertower Apartments has been previously filed on Form 8-K/A with the SEC on February 26, 2013 and the audited statement of revenues over certain operating expenses of Crystal Park at Waterford has been previously filed on Form 8-K/A with the SEC on June 12, 2013. In addition, the pro forma balance sheet includes pro forma preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisition. These preliminary estimates may be adjusted in the future upon finalization of the purchase accounting.

KBS LEGACY PARTNERS APARTMENT REIT, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of March 31, 2013
(in thousands, except share and per share amounts)

	KBS Legacy Partners Apartment REIT Historical (a)	Pro Forma Adjustments				Pro Forma Total
		Crystal Park at Waterford (b)		Millennium Apartment Homes (c)
Assets
Real estate:
Land	$33,868	$5,666	(d)	$2,771	(d)	$42,305
Buildings and improvements	230,278	38,125	(d)	30,015	(d)	298,418
Tenant origination and absorption costs	2,561	1,109	(d)	814	(d)	4,484
Total real estate, cost	266,707	44,900		33,600		345,207
Less accumulated depreciation and amortization	(8,109)	—		—		(8,109)
Total real estate, net	258,598	44,900		33,600		337,098
Cash and cash equivalents	64,194	(15,745)		(11,998)		36,451
Restricted cash	1,896	—		—		1,896
Deferred financing costs, prepaid expenses and other assets	3,617	225	(e)	238	(e)	4,080
Total assets	$328,305	$29,380		$21,840		$379,525
Liabilities and stockholders’ equity
Notes payable	$192,776	$29,380		$21,840		$243,996
Accounts payable and accrued liabilities	2,908	—		—		2,908
Due to affiliates	496	—		—		496
Distributions payable	961	—		—		961
Other liabilities	857	—		—		857
Total liabilities	197,998	29,380		21,840		249,218
Commitments and contingencies
Redeemable common stock	2,816	—		—		2,816
Stockholders’ equity
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	—	—		—		—
Common stock, $.01 par value; 1,000,000,000 shares authorized, 18,040,324 shares issued and outstanding	180	—		—		180
Additional paid-in capital	153,136	—		—		153,136
Cumulative distributions and net losses	(25,825)	—		—		(25,825)
Total stockholders’ equity	127,491	—		—		127,491
Total liabilities and stockholders’ equity	$328,305	$29,380		$21,840		$379,525

KBS LEGACY PARTNERS APARTMENT REIT, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
as of March 31, 2013

(a)	Historical financial information derived from KBS Legacy Partners REIT’s quarterly report on Form 10-Q as of March 31, 2013.

(b)
Represents the acquisition of Crystal Park at Waterford. The purchase price of Crystal Park at Waterford was $44.9 million plus closing costs of $0.9 million. This amount was funded from a five-year mortgage loan of $29.4 million secured by Crystal Park at Waterford and cash available from proceeds, net of offering costs, received from KBS Legacy Partners REIT’s initial public offering.

(c)
Represents the acquisition of Millennium Apartment Homes. The purchase price of Millennium Apartment Homes was $33.6 million plus closing costs of $0.4 million. This amount was funded from a five-year mortgage loan of $21.8 million secured by Millennium Apartment Homes and cash available from proceeds, net of offering costs, received from KBS Legacy Partners REIT’s public offerings.

(d)
KBS Legacy Partners REIT recorded the cost of tangible assets and identifiable intangibles (consisting of tenant origination and absorption costs) acquired in a business combination based on their estimated fair values. The purchase price allocation for these acquisitions are preliminary and subject to change.

(e)	Represents loan fees incurred in conjunction with the related financing.

KBS LEGACY PARTNERS APARTMENT REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2013
(in thousands, except share and per share amounts)

	KBS Legacy Partners Apartment REIT Historical (a)	Pro Forma Adjustments						Pro Forma Total
		Watertower Apartments		Crystal Park at Waterford		Millennium Apartment Homes
Revenues:
Rental income	$6,730	$148	(b)	$1,169	(b)	$861	(b)	$8,908
Total revenues	6,730	148		1,169		861		8,908
Expenses:
Operating, maintenance, and management	1,651	85	(c)	291	(c)	228	(c)	2,255
Real estate taxes and insurance	927	24	(d)	152	(d)	110	(d)	1,213
Asset management fees to affiliate	659	16	(e)	112	(e)	84	(e)	871
Property management fees to affiliate	45	—		—		—		45
Real estate acquisition fees and expenses to affiliate	389	(389)		—		—		—
Real estate acquisition fees and expenses	202	(202)		—		—		—
General and administrative expenses	530	—		—		—		530
Depreciation and amortization	2,811	(432)	(f)	279	(f)	221	(f)	2,879
Interest expense	1,691	14	(g)	195	(h)	162	(i)	2,062
Total expenses	8,905	(884)		1,029		805		9,855
Other income:
Interest income	8	—		—		—		8
Net income (loss)	$(2,167)	$1,032		$140		$56		$(939)
Net loss per common share, basic and diluted	$(0.14)							$(0.05)
Weighted-average number of common shares outstanding, basic and diluted	15,061,420							18,040,324	(j)

KBS LEGACY PARTNERS APARTMENT REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2013

(a)	Historical financial information derived from KBS Legacy Partners REIT’s quarterly report on Form 10-Q for the three months ended March 31, 2013.

(b)
Represents base rental income, operating cost reimbursements and other income from tenants (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the three months ended March 31, 2013, based on historical operations of the previous owner.

(c)
Represents operating expenses (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the three months ended March 31, 2013, based on historical operations of the previous owner.

(d)
Represents real estate taxes and insurance expense incurred (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the three months ended March 31, 2013, based on management's estimates.

(e)
Represents asset management fees (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the three months ended March 31, 2013 that would be due to affiliates of KBS Legacy Partners REIT had the asset been acquired on January 1, 2012. With respect to investments in real property, the asset management fee is a monthly fee equal to one-twelfth of 1.0% of the amount paid or allocated to acquire the investment, inclusive of acquisition expenses related thereto (but excluding any acquisition fees related thereto). The amount paid includes any portion of the investment that was debt financed.

(f)
Represents adjustments to depreciation and amortization expense (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the three months ended March 31, 2013. Depreciation expense is calculated using the straight-line method over the estimated useful life of 40 years for the building, 20 years for site improvements and five years for furniture, fixtures and equipment. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(g)
Represents loan fee amortization and interest expense incurred on a $25.0 million mortgage loan secured by Watertower Apartments (the “Watertower Mortgage Loan”). The Watertower Mortgage Loan bears interest at a fixed rate of 2.46% and matures on February 10, 2018.

(h)
Represents loan fee amortization and interest expense incurred on a $29.4 million mortgage loan secured by Crystal Park at Waterford (the “Crystal Park Mortgage Loan”). The Crystal Park Mortgage Loan bears interest at a fixed rate of 2.50% and matures on June 1, 2018.

(i)
Represents loan fee amortization and interest expense incurred on a $21.8 million mortgage loan secured by Millennium Apartment Homes (the “Millennium Mortgage Loan”). The Millennium Mortgage Loan bears interest at a fixed rate of 2.74% and matures on July 1, 2018.

(j)
Represents pro forma weighted-average number of common shares, basic and diluted. The calculation assumes that proceeds, net of offering costs, from KBS Legacy Partners REIT's initial public offering used to complete the acquisitions were raised as of January 1, 2012 and KBS Legacy Partners REIT received a gross offering price of $10 per share.

KBS LEGACY PARTNERS APARTMENT REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2012
(in thousands, except share and per share amounts)

	KBS Legacy Partners Apartment REIT Historical (a)	Pro Forma Adjustments						Pro Forma Total
		Watertower Apartments		Crystal Park at Waterford		Millennium Apartment Homes
Revenues:
Rental income	$16,105	$3,640	(b)	$4,676	(b)	$3,289	(b)	$27,710
Total revenues	16,105	3,640		4,676		3,289		27,710
Expenses:
Operating, maintenance, and management	4,273	989	(c)	1,187	(c)	920	(c)	7,369
Real estate taxes and insurance	2,311	566	(d)	614	(d)	444	(d)	3,935
Asset management fees to affiliate	1,521	384	(e)	449	(e)	336	(e)	2,690
Property management fees to affiliate	106	—		—		—		106
Real estate acquisition fees and expenses to affiliate	1,969	—		—		—		1,969
Real estate acquisition fees and expenses	1,584	—		—		—		1,584
General and administrative expenses	1,898	—		—		—		1,898
Depreciation and amortization	8,012	1,923	(f)	2,226	(f)	1,699	(f)	13,860
Interest expense	4,688	620	(g)	779	(h)	646	(i)	6,733
Total expenses	26,362	4,482		5,255		4,045		40,144
Other income:
Interest income	24	—		—		—		24
Net loss	$(10,233)	$(842)		$(579)		$(756)		$(12,410)
Net loss per common share, basic and diluted	$(1.16)							$(0.92)
Weighted-average number of common shares outstanding, basic and diluted	8,801,166							13,453,046	(j)

KBS LEGACY PARTNERS APARTMENT REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2012

(a)	Historical financial information derived from KBS Legacy Partners REIT’s Annual Report on Form 10-K for the year ended December 31, 2012.

(b)
Represents base rental income, operating cost reimbursements and other income from tenants (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the year ended December 31, 2012, based on historical operations of the previous owner.

(c)
Represents operating expenses (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the year ended December 31, 2012, based on historical operations of the previous owner.

(d)
Represents real estate taxes and insurance expense incurred (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the year ended December 31, 2012, based on management's estimates.

(e)
Represents asset management fees (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the year ended December 31, 2012 that would be due to affiliates of KBS Legacy Partners REIT had the asset been acquired on January 1, 2012. With respect to investments in real property, the asset management fee is a monthly fee equal to one-twelfth of 1.0% of the amount paid or allocated to acquire the investment, inclusive of acquisition expenses related thereto (but excluding any acquisition fees related thereto). The amount paid includes any portion of the investment that was debt financed.

(f)
Represents adjustments to depreciation and amortization expense (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the year ended December 31, 2012. Depreciation expense is calculated using the straight-line method over the estimated useful life of 40 years for the building, 20 years for site improvements and five years for furniture, fixtures and equipment. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(g)
Represents loan fee amortization and interest expense incurred on a $25.0 million mortgage loan secured by Watertower Apartments (the “Watertower Mortgage Loan”). The Watertower Mortgage Loan bears interest at a fixed rate of 2.46% and matures on February 10, 2018.

(h)
Represents loan fee amortization and interest expense incurred on a $29.4 million mortgage loan secured by Crystal Park at Waterford (the “Crystal Park Mortgage Loan”). The Crystal Park Mortgage Loan bears interest at a fixed rate of 2.50% and matures on June 1, 2018.

(i)
Represents loan fee amortization and interest expense incurred on a $21.8 million mortgage loan secured by Millennium Apartment Homes (the “Millennium Mortgage Loan”). The Millennium Mortgage Loan bears interest at a fixed rate of 2.74% and matures on July 1, 2018.

(j)
Represents pro forma weighted-average number of common shares, basic and diluted. The calculation assumes that proceeds, net of offering costs, from KBS Legacy Partners REIT's initial public offering used to complete the acquisitions were raised as of January 1, 2012 and KBS Legacy Partners REIT received a gross offering price of $10 per share.